SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

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                                    FORM 8-K

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                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 or 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT of 1934


                                December 10, 2004
                                 Date of Report



                            ICON INCOME FUND TEN, LLC
             (Exact name of registrant as specified in its charter)


        Delaware                     000-50654                    35-2193184
(State or other jurisdiction     (Commission File No.)        (I.R.S. Employer
      of incorporation)                                      Identification No.)


                          100 Fifth Avenue, 10th Floor
                            New York, New York 10011
                    (Address of principal executive offices)



                                 (212) 418-4700
              (Registrant's telephone number, including area code)


                                       N/A
          (former name or former address, if changed since last report)
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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

     On December 6, 2004, ICON Income Fund Ten, LLC (the "Company") together with certain of its affiliates-ICON Cash Flow Partners, L.P. Seven, ICON Income Fund Eight A, L.P., ICON Income Fund Eight B, L.P., and ICON Income Fund Nine, LLC-- entered into a Sixth Amendment to Loan and Security Agreement with Comerica Bank wherein the maturity date of the loan was extended from December 31, 2004 to December 30, 2005. The Loan and Security Agreement provides for a joint and several line of credit of up to $17,500,000 collateralized by the present value of rents receivable and equipment owned by the borrowers.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  ICON Income Fund Ten, LLC

                                  By:  ICON Capital Corp., its Manager

Dated:  December 10, 2004         By: /s/ Thomas W. Martin
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                                      Thomas W. Martin
                                      Executive Vice President